Exhibit 99.2

SUBSCRIPTION AGREEMENT

VSURANCE, INC.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS SECURITIES PURCHASE AGREEMENT (AS IT MAY BE AMENDED FROM TIME TO TIME, THE “AGREEMENT’) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS BY VIRTUE OF THE INTENDED COMPLIANCE BY THE ISSUER WITH SECTION 3(b) OF THE SECURITIES ACT, THE PROVISIONS OF RULE 504 REGULATION D UNDER SUCH ACT AND SIMILAR EXEMPTIONS UNDER NEVADA AND OTHER STATE LAWS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS DOCUMENTATION IS DISTRIBUTED PURSUANT TO AN EXEMPTION FOR SMALL OFFERINGS UNDER THE RULES OF THE NEVADA SECURITIES DIVISION. THE NEVADA SECURITIES DIVISION HAS NEITHER REVIEWED OR APPROVED ITS FORM OR CONTENT. THE SECURITIES DESCRIBED HEREIN MAY ONLY BE PURCHASED BY “ACCREDITED INVESTORS”.

PATRIOT ACT RIDER

The Investor hereby represents and warrants that Investor is not, nor is it acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, the Investor has complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering , including but not limited to the following laws: (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001.

INVESTORS AND THEIR REPRESENTATIVES, IF ANY, SHOULD REVIEW THE FOLLOWING LEGENDS REQUIRED BY CERTAIN JURISDICTIONS AND BE AWARE OF THEIR CONTENTS. PLEASE REVIEW THE FOLLOWING MATERIALS CAREFULLY TO DETERMINE WHETHER ANY OF THESE LEGENDS ARE APPLICABLE.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR ALABAMA RESIDENTS:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD, EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION. INVESTORS SHOULD BE AWARE THAT THEY WOULD BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR COLORADO RESIDENTS:

THESE SECURITIES ARE OFFERED PURSUANT TO A LIMITED OFFERING REGISTRATION WITH THE COLORADO DIVISION OF SECURITIES. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COLORADO DIVISION OF SECURITIES NOR HAS THE DIVISION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE STATE OF COLORADO HAS INSTITUTED THIS LIMITED OFFERING REGISTRATION PROCEDURE IN AN EFFORT TO SIMPLIFY AND EXPEDITE THE SMALL BUSINESS CAPITAL FORMATION PROCESS. INVESTORS ARE ENCOURAGED TO ASK QUESTIONS OF AND SEEK ADDITIONAL INFORMATION FROM THE COMPANY OF THESE SECURITIES.

FOR CALIFORNIA RESIDENTS:

THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SECURITIES OR ANY INTEREST THEREIN OR TO RECEIVE ANY CONSIDERATION THEREFOR WITHOUT THE PRIOR CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.

FOR FLORIDA RESIDENTS:

PURSUANT TO SECTION 517.061(11)(a)(5) OF THE FLORIDA STATUTES, FLORIDA INVESTORS HAVE A THREE-DAY RIGHT OF RESCISSION. IF A FLORIDA INVESTOR HAS EXECUTED A SUBSCRIPTION AGREEMENT AND TENDERED THE CONSIDERATION FOR THE PURCHASE, HE MAY ELECT, WITHIN THREE BUSINESS DAYS AFTER SIGNING THE SUBSCRIPTION AGREEMENT OR BEING FIRST NOTIFIED OF THIS RIGHT, WHICHEVER IS LATER, TO WITHDRAW FROM THE SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND AND RETURN (WITHOUT INTEREST) OF ANY MONEY PAID BY HIM. A FLORIDA INVESTOR’S WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, A FLORIDA INVESTOR NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS MEMORANDUM INDICATING HIS INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IF A FLORIDA INVESTOR SENDS A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO AN OFFICER OF THE COMPANY TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME AND DATE WHEN IT IS MAILED. SHOULD A FLORIDA INVESTOR MAKE THIS REQUEST ORALLY, HE SHOULD ASK FOR WRITTEN CONFIRMATION THAT HIS REQUEST HAS BEEN RECEIVED. THE FOREGOING IS INTENDED TO CONSTITUTE THE NOTICE REQUIRED UNDER THE FLORIDA STATUTES. ACCORDINGLY, EACH PURCHASER WILL HAVE THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO VOID HIS PURCHASE OF THESE SECURITIES.

NOTICE TO MASSACHUSETTS RESIDENTS:

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED UNDER THIS CHAPTER WITH THE STATE OR MASSACHUSETTS NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF MASSACHUSETTS CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED HERE IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF OR RECOMMENDED OR GIVEN APPROVAL TO ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

FOR MICHIGAN RESIDENTS:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD, EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION. INVESTORS SHOULD BE AWARE THAT THEY WOULD BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. SHOULD YOU MAKE THE REQUEST ORALLY, YOU SHOULD ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED.

FOR MISSISSIPPI RESIDENTS:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY GENERALLY NOT BE TRANSFERRED OR RESOLD FOR A PERIOD OF ONE (1) YEAR. INVESTORS SHOULD BE AWARE THAT THEY WOULD BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR NEW YORK RESIDENTS:

THIS PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR PENNSYLVANIA RESIDENTS:

EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF 12 MONTHS AFTER THE DATE OF PURCHASE.

UNDER PROVISION OF SECTION 207(m) OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE A1972 ACT@), EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THE TEXT OF THIS MEMORANDUM INDICATING HIS INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY (IN PERSON OR BY TELEPHONE TO THE COMPANY AT THE NUMBER LISTED IN THE TEXT OF THIS MEMORANDUM), A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

FOR TENNESSEE RESIDENTS:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THAT ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MIGHT BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR TEXAS RESIDENTS:

THE SHARES THAT ARE THE SUBJECT OF THIS PRIVATE PLACEMENT MEMORANDUM HAVE NOT BEEN REGISTERED UNDER THE TEXAS SECURITIES ACT OF 1957, OR ANY OTHER SECURITIES ACT AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT IN A TRANSACTION THAT IS EXEMPT UNDER THAT ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR IN A TRANSACTION THAT IS OTHERWISE IN COMPLIANCE WITH THE ACT.

INVESTORS MAY MAKE AN INDEPENDENT EXAMINATION OF ALL BOOKS, RECORDS AND OTHER DOCUMENTS OF THE COMPANY TO THE EXTENT AN INVESTOR DEEMS IT NECESSARY, AND SHOULD NOT RELY ON THE COMPANY OR ANY OF THE COMPANY’S EMPLOYEES OR AGENTS WITH RESPECT TO JUDGMENTS RELATING TO AN INVESTMENT IN THE COMPANY. ANY OTHER DOCUMENTS OR INFORMATION CONCERNING THE COMPANY WHICH A PROSPECTIVE INVESTOR REASONABLY REQUESTS TO INSPECT OR HAVE DISCLOSED TO HIM WILL MADE AVAILABLE OR DISCLOSED SUBJECT TO RECEIPT OF REASONABLE ASSURANCES THAT SUCH MATTERS WILL BE MAINTAINED IN CONFIDENCE.

This Agreement has been executed by the undersigned purchaser (hereafter, the “Purchaser”) in connection with the placement of a number of common shares (the “Shares” or the “Securities”) of common stock, .001 par value per share (the “Stock”), of VSURANCE, INC. (the “Company”), a corporation formed under the laws of the State of Nevada. This Securities Purchase Agreement (this “Agreement”) is made as of the      day of              2006.

Section 1.1 Purchase and Sale of Shares. Upon the following terms and conditions, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company,              Shares of Common.

Section 1.2 Purchase Price. The total aggregate purchase price for the Shares (the “Purchase Price”) shall be              Dollars ($            ) or one dollar ($1.00) per share.

Section 1.3 Reporting Status;. The Company represents and warrants that, as of the date of this Agreement, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Act of 1934, as amended (the “1934 Act”), the Company is not an investment company or a developmental stage company that either has no specific business plan or purpose.

Section 2.1 Representations and Warranties of the Purchaser. The Purchaser makes the following representations and warranties to the Company.

(a) Accredited Investor. The Purchaser is an “accredited investor” under the definition set forth in Rule 501(a) of Regulation D, promulgated under the Securities Act. As required by applicable law, prior to the Closing Date, the Purchaser has provided or will provide to the Company reasonable documentation of its status as an “accredited investor.”

(b) Speculative Investment. The Purchaser is aware that an investment in the Securities is highly speculative and subject to substantial risks. The Purchaser is capable of bearing the high degree of economic risk and the burden of this venture, including, but not limited to, the possibility of complete loss of the Purchaser’s investment in the Securities which make liquidation of this investment impossible for the indefinite future.

(c) Purchase for Investment. The Securities are being acquired solely for the Purchaser’s own account, for investment purposes, and are not being purchased with a view to the resale, distribution, subdivision or fractionalization thereof without proper registration with applicable securities administrators or an applicable exemption from such registration. The Purchaser will comply with all applicable law with respect to any resale of the Securities.

(e) Access to Information. Purchaser or Purchaser’s professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of the offering of Securities, the Company, its business and prospects, and to obtain any additional information which Purchaser or Purchaser’s professional advisor deems necessary to verify the accuracy and completeness of the information received.

(f) Reliance on Own Advisors. Purchaser has relied on the advice of, or has consulted with, Purchaser’s own tax, investment, legal or other advisors and has not relied on the Company or any of it affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act for any tax or legal advice. The foregoing, however, does not limit or modify Purchaser’s right to rely upon representations and warranties of the Company in Section 2.2 of this Agreement and any representations of any third parties acting as agents for or on the Company’s behalf.

(g) Capability to Evaluate. Purchaser has such knowledge and experience in financial and business matters so as to enable such Purchaser to utilize the information made available to it in connection with the offer of the Securities in order to evaluate the merits and risks of the prospective investment.

(h) Authority. The Purchaser and each of its subsidiaries, if applicable is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Purchaser has full power and authority to execute and deliver this Agreement and each other document included herein (if any) for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Purchaser is executing this Agreement; and to act in accordance with the terms of this Agreement and such other documents (if any).

Section 2.2 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

(a) Organization and Qualification. The Company (and each of its subsidiaries, if applicable) is a corporation duly incorporated and existing in good standing under the laws of the state in which it is incorporated and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each subsidiary, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. “Material Adverse Effect”, for purposes of this Agreement, means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlled by such entity taken as a whole.

(b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue Securities in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application) and (v) prior to the Closing Date, any necessary amendment to the Company’s Articles of Incorporation authorizing Company to issue all of the Securities will have been filed with the Secretary of State of the state in which the Company is incorporated and will be in full force and effect, enforceable against the Company in accordance with the terms of such amended Articles of Incorporation.

(c) Authorized Capital; Rights or Commitments to Stock. As of December 31, 2005, the authorized capital stock of the Company consists of 10,000,000 shares of Preferred Stock of which 8,000,000 are designated Class A; 2,000,000 designated as Class B; none are authorized or designated for Class C, and 50,000,000 shares of Common Stock, of which approximately 100,000 Common shares; 600,000 Preferred Class B shares; and 4,850,150 Preferred Class A shares are issued and outstanding as of             , 2006.

All of the outstanding shares of the Company’s Preferred and Common Stock have been validly issued and are fully paid and non-assessable. No shares of Common Stock are entitled to registration rights or preemptive rights, and there are no (I) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, (II) contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or (III) options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities (whether notes, debentures, preferred stock or otherwise) or rights convertible into shares of capital stock of the Company.

(d) Issuance of Securities. The issuance of the Securities has been duly authorized and, when paid for and issued in accordance with the terms hereof, the Shares shall be validly issued, fully paid and non-assessable and entitled to the rights inherent in the Common Stock and as specified herein.

(e) No Conflicts. The Company has furnished or made available to the Purchaser true and correct copies of the Company’s Articles of Incorporation as in effect on the date hereof (the “Articles”), and the Company’s By-Laws, as in effect on the date hereof (the “By-Laws”). The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the Company’s Articles or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or assets of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Purchaser and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations which either singly or in the aggregate do not or will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing (other than any filing of a vote establishing a class or series of stock with the Secretary of State or similar authority of the state in which the Company is incorporated) or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Securities in accordance with the terms hereof, except the filing of Form D with the SEC and the payment of any filing or other fees required by such governing authority(ies); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein. The Company will send a copy of the Form D to the Purchaser once filed with the SEC.

(f) Reporting Status; Financial Statements. The Company is not as of the date hereof subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act. The Company is not an investment company or a developmental stage company that has no specific business plan or purpose.

No information or documentation provided to the Purchaser as of the date hereof has contained any untrue statement of a material fact or has omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company provided to the Purchaser, if any, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g) No Material Adverse Change. Since the conception of the company through the date of this Agreement, no Material Adverse Effect has occurred or exists with respect to the Company or any of its subsidiaries.

(h) No Undisclosed Liabilities. The Company and its subsidiaries have no material liabilities or obligations not disclosed to the Purchaser in writing, other than those incurred in the ordinary course of the Company’s or any of its subsidiaries’ respective businesses since the conception of the company through the date of this Agreement, which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or any of its subsidiaries.

(i) No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or any of its subsidiaries or their respective businesses, properties, prospects, operations or financial condition which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(j) No General Solicitation. Neither the Company, nor any of its affiliates, or, to the best of its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities.

(k) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any of the Company’s securities or solicited any offers to buy any of such securities, under circumstances that would prevent the Company from offering the Securities pursuant to Rule 504.

Section 3.1 Securities Compliance. The Company shall if applicable to the extent required notify the SEC, the NASD and NASDAQ OTC Bulletin Board Market, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser.

Section 3.2 Registration and Listing. The Company will take all commercially reasonable action within its power to establish and continue a listing or trading of its Common Stock on the NASDAQ Bulletin Board Market (or other principal market, e.g. Electronic Pink Sheets) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the NASD and SEC. The covenants set forth in this Section 3.2 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if the entity surviving or succeeding to the Company is bound by this Agreement surviving or succeeding co must be bound with respect to its securities issued in exchange for or in replacement of the Shares or the consideration received for or in replacement of the Shares is cash.

Section 3.3 Transfer Agent Instructions.

a. Common Stock to be Issued With Restrictive Legend. Upon the Closing, the Company shall instruct its transfer agent Madison Stock Transfer located at P.O. Box 145 Brooklyn, NY 11229-0145 to issue certificates equivalent to the number of Shares to be received by the Purchaser pursuant to this Agreement, with restrictive legend in the name of the Purchaser and in such denominations to be specified by the Purchaser.

Section 3.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for sales promotion on behalf of Vsurance and additional capitalization of its subsidiaries (collectively “Subsidiaries”). At the Purchaser’s request, the Company will provide the Purchaser a schedule of the exact use of proceeds prior to Closing.

Section 4.1 General Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and/or sell the Securities to the Purchaser is subject to the satisfaction, at the Closing, of each of the conditions set forth below. These conditions may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for any representations and warranties that are effective as of a particular, specified date).

(b) Performance by the Purchaser. The Purchaser shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Purchaser at or prior to the Closing.

(c) No Injunction, No Legal Action. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement. No legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement.

(d) Execution. The Purchaser shall have executed two (2) originals of this Agreement and delivered the same to the Company.

(e) Purchase Price. The Purchaser shall have delivered the applicable Purchase Price for the Shares to be purchased, by wire transfer, in accordance with Sections 1.2 and 1.3 above to:

Wachovia Bank Surfside, Florida

Account:	Joseph I. Emas, P.A. Attorney-at-Law

VSURANCE Account Number: 2000015545590 Wire Routing Number: 06300002-1

FOR INTERNATIONAL WIRES: SWIFT #: PNBPUS33

Section 4.2 General Conditions Precedent to the Obligation of the Purchaser to Purchase the Shares. The obligation hereunder of the Purchaser to acquire and pay for the Securities is subject to the satisfaction, at the Closing, of each of the conditions set forth below. These conditions may be waived by the Purchaser at any time in its sole discretion.

(a) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that are effective as of a particular, specified date).

(b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company pursuant to this Agreement at or prior to the Closing, unless any such agreement or condition is waived by the Purchaser in writing at or prior to Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Execution. The Company shall have executed two (2) originals of this Agreement and delivered the one original to the Purchaser.

Section 5.1 Restrictive Legend on Stock. The certificate representing Shares shall contain a restrictive legend.

Section 6.1 Termination. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Purchaser. This Agreement may be terminated by action of the respective Board of Directors or other governing body of the Purchaser or the Company at any time if the Closing shall not have been consummated by the fifth (5th) business day following the date of this Agreement, provided that the party seeking to terminate the Agreement is not in breach of the Agreement. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the seventh (7th) business day following the date of this Agreement, provided, however, that any such termination shall not terminate the liability of any party which is then in breach of the Agreement.

Section 7.1 Fees and Expenses. The Company shall pay the fees, commissions and expenses of its advisers, brokers, finders, counsel, accountants and other experts, if any, and all other expenses associated therewith, in accordance with their respective agreements. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares.

Section 7.2 Specific Enforcement, Consent to Jurisdiction.

(a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

(b) The Company and the Purchaser each (i) hereby irrevocably submits to the jurisdiction of the United States District Court and other courts of the United States sitting in the State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and the Purchaser each consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

Section 7.3 Entire Agreement: Amendment. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

Section 7.4 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second (2nd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

The addresses for such communications shall be:

to the Company	VSURANCE 4845 West Lake Road Erie, PA 16505

to the Purchaser: At the address set forth at the foot of this Agreement or as specified hereafter in writing by Purchaser.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days’ written notice of such changed address to the other party hereto.

Section 7.5 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 7.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 7.7 Governing Law. This Agreement is deemed made, and the transactions contemplated herein are deemed to have taken place in, the State of New York. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to such state’s principles of conflict of laws.

Section 7.8 Survival. The representations and warranties of the Company and the Purchaser contained in herein and the agreements and covenants set forth in Sections 1.1 through 1.3, 3.1 through 3.4 and 7.1 through 7.16 shall survive for a period of three (3) years after the Closing Date.

Section 7.9 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

Section 7.10 NASDAQ. The term “NASDAQ” or “NASDAQ OTC Pinksheet Market” herein refers to the principal market on which the Common Stock of the Company is traded. If the Common Stock is listed on a securities exchange, or if another market becomes the principal market on which the Common Stock is traded or through which price quotations for the Common Stock are reported, the term “NASDAQ” or “NASDAQ OTC Pinksheet Market” shall be deemed to refer to such exchange or other principal market.

Section 7.11 Acceptance. Execution and delivery of this Agreement by the Purchaser shall constitute an offer to purchase the Shares, which offer, unless previously revoked by the Purchaser, may be accepted or rejected by the Company, in its sole discretion for any cause or for no cause and without liability to the Purchaser. The Company shall indicate acceptance of this Agreement by signing as indicated on the signature page hereof.

Section 7.12 Binding Agreement. Upon acceptance of this Agreement by the Company, the Purchaser agrees that it may not cancel, terminate or revoke any agreement of the Purchaser made hereunder, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the Purchaser.

Section 7.13 Incorporation by Reference. All information set forth on the signature page is incorporated as integral terms of this Agreement.

Section 7.14 Counterparts. This Agreement may be signed in multiple counterparts, which counterparts shall constitute one and the same original instrument.

Section 7.15 Severability. If any portion of this Agreement shall be held illegal, unenforceable, void or voidable by any court, each of the remaining terms hereof shall nevertheless remain in full force and effect as a separate contract.

Section 7.16 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the Purchaser has executed this Agreement on the date set forth below.

[SIGNATURE PAGE FOLLOWS]

, 2006

COMPANY: VSURANCE, INC

By:
President

PURCHASER:

By:

PURCHASER’S ADDRESS:

ADDITIONAL INFORMATION

All of the outstanding shares of the Company’s Preferred and Common Stock have been validly issued and are fully paid and non-assessable. No shares of Preferred and Common Stock are entitled to registration rights or preemptive rights, and there are no (I) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, (II) contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or (III) options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities (whether notes, debentures, preferred stock or otherwise) or rights convertible into shares of capital stock of the Company. Preferred shares of officers and directors are restricted from converting to common shares until such time as the loan to Samir Financial, LLC is paid off.

Changes in Control

There are no arrangements, which may result in a change in control of the Company other than if the Company defaulted on its loan to Samir Financial, LLC (the “Lender”).

The Loan: On December 15, 2005, we executed a Loan and Security Agreement with Samir Financial, LLC for $4,000,000. This loan is due in full at the end of twelve months. All interest and expenses have been prepaid. The interest rate is 30% per annum. Security is all company assets including un-disbursed funds held in escrow. Closing fees together with prepaid interest totaled $2,450,000 which netted the Company $1,550,000 in proceeds that is being disbursed in accordance with this draw down schedule ($500,000 at closing; $250,000 on 1/1/2006; $250,000 in 2/1/2006; $250,000 on 3/1/2006; and $300,000 on 4/1/2006).

Loan Default: In the event of default the Lender through their first lien position on all Company assets would acquire a control of the Company. Default occurs if the Company could not repay the loan, a single payment balloon note, due December 14, 2006.

Class A Preferred Stock

Class A preferred stock consists of 8 million shares authorized and converts on a 5 common to 1 preferred basis; i.e. for every one share of Class A preferred stock converts to 5 shares of common stock. Additionally, for every 1 share of Class A preferred stock equals 5 common share votes. As of the date herein, 4,850,150 shares of Class A preferred stock are issued and outstanding.

Class B Preferred Stock

Class B preferred stock consists of 2 million shares authorized and converts on a 2 common to 1 preferred basis; i.e. for every one share of Class B preferred stock converts to 2 shares of common stock. Additionally, for every 1 share of Class B preferred stock equals 2 common share votes. As of the date herein, 600,000 shares of Class B preferred stock are issued and outstanding.

Class C Preferred Stock

Class C preferred stock is a designated class with no shares authorized. Class C preferred stock converts on a 25 common to 1 preferred basis; i.e. for every one share of Class C preferred stock converts to 25 shares of common stock. Additionally, for every 1 share of Class C preferred stock equals 25 common share votes.

Common Stock

Common stock consists of 50 million shares authorized and each share equals one vote. As of the date herein, 100,000 shares of common stock are issued and outstanding.

PURCHASER QUESTIONNAIRE INSTRUCTIONS

PLEASE PRINT THE ANSWERS TO ALL QUESTIONS

1. Confidential Purchaser Questionnaire. Please complete the Purchaser Questionnaire. Please note that there are separate questionnaires for “individual,” “trust,” “partnership,” “corporation” and “limited liability company” purchasers. In order to participate in the offering, you must demonstrate that you are an accredited investor (as such term is defined in Section 501(c) of the Securities Act of 1933, as amended (the “Securities Act”)) and that you have such knowledge and expertise in business and financial matters and that you are capable of evaluating the merits and risks of an investment in the Company. Any capitalized term used herein and not defined shall have the respective meaning ascribed to it in that certain Securities Purchase Agreement of even date herewith.

A prospective purchaser must be sure to carefully and fully read the Commission Documents and the Transaction Documents prior to returning the signed subscription documents.

Return of Subscription Documents and Payment. Your executed Securities Purchase Agreement and executed and completed Purchaser Questionnaire should be returned to the Company at the following address:

Joseph I. Emas Attorney at Law

1224 Washington Ave

Miami Beach, Florida 33139

If you have any question concerning the Offering or making payment for your subscription, please contact Joseph Emas, Vsurance counsel (305) 531-1174.

Vsurance, Inc.

CONFIDENTIAL PURCHASER QUESTIONNAIRE

INSTRUCTIONS: This Purchaser Questionnaire (this “Questionnaire”) is to be completed and executed by prospective investors interested in purchasing common shares of Vsurance, Inc., a Nevada corporation (the “Company”). The Shares being offered are sometimes hereinafter referred to as the “Securities.” Purchasers must meet, among others, certain standards imposed by Regulation D as adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), because neither the Securities nor the shares of Common Stock underlying the Securities have been registered under the Securities Act, and are being sold in reliance upon the exemption provided by Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder. The undersigned acknowledges and agrees that the Company is relying on the undersigned’s representations contained in this Questionnaire and the related subscription documents in determining whether to accept the subscription. The Company reserves the right to request additional information, financial or otherwise, from potential investors if necessary for verification purposes.

A response should be provided to each and every question. If the answer to any question is “none” or “not applicable,” please so indicate.

Your answers will, at all times, be kept strictly confidential; however, everyone who agrees to purchase Securities hereby agrees that the Company may present this Questionnaire to such parties as necessary in order to assure itself that the offer and sale of Securities to you will not result in a loss of the exemption from registration under the Securities Act, which is being relied upon by the Company in connection with the sale of the Securities.

Investors investing as:

Individual Investors should complete the Individual Purchaser Questionnaire beginning on page A-1.

Trusts should complete the Trust Questionnaire beginning on page B-1.

Partnerships should complete the Partnership Questionnaire beginning on page C-1.

Corporations should complete the Corporation Questionnaire beginning on page D-1.

Limited Liability Companies should complete the Limited Liability Company Questionnaire beginning on page E-1.

IMPORTANT: Please Complete	Investor Name:

INDIVIDUAL PURCHASER QUESTIONNAIRE

Vsurance, Inc.

Vsurance, Inc.

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned’s subscription to purchase the Securities of Vsurance, Inc. may be accepted.

All information contained in this Questionnaire will be treated confidentially. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

If you are purchasing Securities with your spouse, you must both sign the Signature Page (page A-5).

If you are purchasing Securities with another person NOT your spouse, you must each fill out a separate Questionnaire. Please make a photocopy of pages A-1 to A-5 and return both completed Questionnaires to the Company in the same envelope.

I. PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SHARES:

☐	Individual

☐	Joint Tenants (rights of survivorship)

☐	Tenants in Common (no rights of survivorship)

II. PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLY TO YOU.

☐	1. I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

☐	2. I had individual income* in excess of $200,000 in each of 2002 and 2003, and I reasonably expect individual income in excess of $200,000 for 2004.

☐	3. My spouse and I had joint income* in excess of $300,000 in each of 2002 and 2003, and I reasonably expect joint income in excess of $300,000 for 2004.

☐	4. I am a director and/or an executive officer of the Company as such terms are defined in Regulation D promulgated under the Securities Act of 1933, as amended.

III. OTHER CERTIFICATIONS

By signing the Signature Page, I certify the following (or, if I am purchasing Securities with my spouse as co-owner, each of us certifies the following):

(a)	that I am at least 21 years of age;

(b)	that my purchase of Securities will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner);

(c)	that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(d)	that one of the following is true and correct (check one):

Purchaser	Spouse, if Co-Owner

☐	☐	(i)	I am a United States citizen or resident of the United States for United States federal income tax purposes.

☐	☐	(ii)	I am neither a United States citizen nor a resident of the United States for United States federal income tax purposes.

*	For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

IV. GENERAL INFORMATION

(a)	PERSONAL INFORMATION

Name:

Social Security or Taxpayer Identification Number

Residence Address:

(Number and Street)

(City)                                         (State)                                         (Zip Code)

Residence Telephone Number:

(Area Code)                     (Number)

Residence Facsimile Number:

(Area Code)                     (Number)

Name of Business:

Business Address:

(Number and Street)

(City)                                         (State)                                         (Zip Code)

Business Telephone Number:

(Area Code)                     (Number)

Business Facsimile Number:

(Area Code)                     (Number)

I prefer to have correspondence sent to: ☐ Residence                     ☐ Business

NASD Affiliation or Association of you or your spouse,	if any:
If none, check here ☐

Spouse, if Co-Owner

Name:

Social Security or Taxpayer Identification Number:

Residence Address (if different from Purchaser’s):

                                                                         (Number and Street)

(City)                                         (State)                                         (Zip Code)

Residence Telephone Number (if different from Purchaser’s):

                                                                                              (Area Code)                     (Number)

Name of Business (if different from Purchaser’s):

Business Address (if different from Purchaser’s):

                                                                                  (Number and Street)

(City)                                         (State)                                         (Zip Code)

Business Telephone Number (if different from Purchaser’s):

                                                                                          (Area Code)                             (Number)

I prefer to have correspondence sent to: ☐ Residence                     ☐ Business

NASD Affiliation or Association	if any:
If none, check here ☐

V. SIGNATURE

The Signature Page to this Questionnaire is contained on page A-5, entitled Individual Signature Page.

INDIVIDUAL SIGNATURE PAGE

Vsurance, Inc.

1. The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate and (b) he/she will notify the Company immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send confirmation of such change to the Company.

, 2006
Number of Shares Subscribed For	Date

Name (Please Type or Print)

Signature

Name of Spouse if Co-Owner
(Please Type or Print)

Signature of Spouse if Co-Owner

If you are purchasing Securities with your spouse, you must both sign the Signature Page (page A-5).

If you are purchasing Securities with another person NOT your spouse, you must each fill out a separate Questionnaire. Please make a photocopy of pages A-1 to A-5 and return both completed Questionnaires to the Company in the same envelope.

Neither the securities comprising the Securities nor the securities underlying the Securities have been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered, sold or otherwise transferred, and the Securities may not be exercised, converted or exchanged to acquire the securities underlying the Securities, unless such securities are included in an effective registration statement under the Act or an opinion of counsel, concurred on by counsel to the Company, has been delivered to the effect that registration of such securities is not required.

IMPORTANT: Please Complete	Investor Name:

TRUST QUESTIONNAIRE

Vsurance, Inc.

Vsurance, Inc.

The information contained in this Questionnaire is being furnished in order determine whether the undersigned TRUST’s subscription to purchase the Vsurance, Inc. may be accepted.

All information contained in this Questionnaire will be treated confidentially. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned TRUST understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

Note: Retirement plans should complete the Questionnaire on pages B-1 to B-5.

I. PLEASE CHECK STATEMENTS 1 AND 2 BELOW, AS APPLICABLE.

☐	1.(a)	the TRUST has total assets in excess of $5,000,000; and

	(b)	the TRUST was not formed for the specific purpose of acquiring the Securities; and

	(c)	the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities.

☐	2.	The grantor of the TRUST may revoke the TRUST at any time, the grantor retains sole investment control over the assets of the trust and

	(a)	the grantor is a natural person whose individual net worth* or joint net worth with the grantor’s spouse exceeds $1,000,000; or

	(b)	the grantor is a natural person who had individual income* in excess of $200,000 in each of 2002 and 2003, and who reasonably expects individual income in excess of $200,000 in 2004; or

	(c)	the grantor is a natural person who, together with his or her spouse, had joint income* in excess of $300,000 in each of 2002 and 2003, and who reasonably expects joint income in excess of $300,000 in 2004.

If you checked statement 2 in Section I and did not check statement 1, the Trust must provide a completed individual Purchaser Questionnaire (pages A-I TO A-5) for each grantor.

II. OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the TRUST’s purchase of the Securities will be solely for the TRUST’s own account and not for the account of any other person;

*	For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(b) that the TRUST’s purchase of the Securities is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Securities Purchase Agreement on behalf of the TRUST;

(c) that the TRUST has not been established in connection with either (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e)(i) of the Internal Revenue Code;

(d) that the TRUST’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(e) that one of the following is true and correct (check one):

☐	(i) the TRUST is an estate or trust whose income from sources outside of the United States is includible in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States.

☐	(i) the TRUST is an estate or trust whose income from sources outside the United States is not includible in its gross income for United States federal income taxes purposes regardless of its connection with a trade or business carried on in the United States.

III. GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE TRUST)

Name:

Address:

(Number and Street)

(City)                                         (State)                                         (Zip Code)

Address for Correspondence (if different):

                                             (Number and Street)

(City)                                         (State)                                         (Zip Code)

State in which Formed:

Date of Formation:

Taxpayer Identification Number:

(b)	TRUSTEES WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE TRUST

Name(s) of Trustee(s):

NASD Affiliation or Association of Trustee(s),	if any:

If none, check here ☐

IV. ADDITIONAL INFORMATION

A Trust must attach a copy of its declaration of trust or other governing instrument, as amended, as well as all other documents that authorize the Trust to invest in the Securities. All documentation must be complete and correct.

V. SIGNATURE

The Signature Page to this Questionnaire is contained on page B-5, entitled Trust Signature Page.

TRUST SIGNATURE PAGE

Vsurance, Inc.

1. The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will notify Vsurance, Inc. immediately if any material change in any of this information occurs before the acceptance of the TRUST’s subscription and will promptly send written confirmation of such change to the Company.

2. The undersigned TRUST hereby represents and warrants that the persons signing this Questionnaire on behalf of the TRUST are duly authorized to acquire the Securities and sign this Questionnaire and the Securities Purchase Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase such Securities and enter into the Securities Purchase Agreement.

, 2006
Number of Shares Subscribed For	Date

Title of Trust
(Please Type or Print)

By: Signature of Trustee

Name of Trustee: (Please Type or Print)

By: Signature of Co-Trustee

Name of Co-Trustee: (Please Type or Print)

Neither the securities comprising the Securities nor the securities underlying the Securities have been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered, sold or otherwise transferred, and the Securities may not be exercised, converted or exchanged to acquire the securities underlying the Securities, unless such securities are included in an effective registration statement under the Act or an opinion of counsel, concurred on by counsel to the Company, has been delivered to the effect that registration of such securities is not required.

IMPORTANT: Please Complete	Investor Name:

PARTNERSHIP QUESTIONNAIRE

Vsurance, Inc.

Vsurance, Inc.

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP’s subscription to purchase the Securities of Vsurance, Inc. may be accepted.

All information contained in this Questionnaire will be treated confidentially. The undersigned PARTNERSHIP understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned PARTNERSHIP understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I. PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE PARTNERSHIP.

☐	1. Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following conditions:

(a)	The partner is a natural person whose individual net worth or joint net worth with his or her spouse exceeds $1,000,000.

(b)	The partner is a natural person whose individual income* was in excess of $200,000 in each of 2002 and 2003, and who reasonably expects individual income in excess of $200,000 in 2004.

☐	2. Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner is a natural person who, together with his or her spouse, has had joint income* in excess of $300,000 in each of 2002 and 2003 and who reasonably expects a joint income in excess of $300,000 in 2004.

☐	3. The undersigned PARTNERSHIP: (a) was not formed for the specific purpose of acquiring the Securities; and (b) has total assets in excess of $5,000,000.

If you checked statement 1 or statement 2 in Section I and did not check statement 3, you must provide a letter signed by a general partner of the undersigned Partnership listing the name of each partner (whether a general or limited partner) and the reason (under statement 1 OR statement 2) such partner qualifies as an accredited investor (on the basis of net worth, individual income or joint income), or each partner must provide a completed individual Purchaser Questionnaire (pages A-1 TO A-5).

*	For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

II. OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the PARTNERSHIP’s purchase of the Securities will be solely for the PARTNERSHIP’s own account and not for the account of any other person;

(b)	that the PARTNERSHIP’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)	that one of the following is true and correct (check one):

☐	(i) the PARTNERSHIP is a partnership formed in or under the laws of the United States or a political subdivision thereof.

☐	(ii) the PARTNERSHIP is not a partnership formed in or under the laws of the United States or a political subdivision thereof.

III. GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE PARTNERSHIP)

Name:

Principal Place of Business:

(Number and Street)

                                         (City)                                         (State)                                         (Zip Code)

Address for Correspondence (if different):

(Number and Street)

                                         (City)                                         (State)                                         (Zip Code)

Telephone Number:

                                                         (Area Code)                                                         (Number)

Facsimile Number:

                                                         (Area Code)                                                          (Number)

State in which Formed:

Date of Formation:

Taxpayer Identification Number:

Number of Partners:

NASD Affiliation or Association of the PARTNERSHIP, if any:

If none, check here  ☐

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

Name:

Position or Title:

IV. SIGNATURE

The Signature Page to this Questionnaire is contained on page C-5, entitled Partnership Signature Page.

PARTNERSHIP SIGNATURE PAGE

Vsurance, Inc.

1. The undersigned PARTNERSHIP represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP will notify Vsurance, Inc. immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP’s subscription and will promptly send written confirmation of such change to the Company.

2. The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Questionnaire and the Securities Purchase Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Securities and sign the Securities Purchase Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Securities and enter into the Securities Purchase Agreement.

, 2006
Number of Shares Subscribed For	Date

Name of Partnership
(Please Type or Print)

By:
(Signature)

Name:
(Please Type or Print)

Title:
(Please Type or Print)

Neither the securities comprising the Securities nor the securities underlying the Securities have been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered, sold or otherwise transferred, and the Securities may not be exercised, converted or exchanged to acquire the securities underlying the Securities, unless such securities are included in an effective registration statement under the Act or an opinion of counsel, concurred on by counsel to the Company, has been delivered to the effect that registration of such securities is not required.

IMPORTANT: Please Complete	Investor Name:

CORPORATION QUESTIONNAIRE

Vsurance, Inc.

Vsurance, Inc.

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION’s subscription to purchase the Vsurance, Inc. may be accepted.

All information contained in this Questionnaire will be treated confidentially. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I. PLEASE CHECK EITHER STATEMENT 1 OR 2 BELOW THAT APPLY TO THE CORPORATION.

☐	1. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following three conditions:

(a)	The shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

(b)	The shareholder (i) is a natural person who had individual income* in excess of $200,000 in each of 2002 and 2003 and who reasonably expects individual income in excess of $200,000 in 2004, or (ii) is a natural person who, together with his or her spouse, had joint income in excess of $300,000 in each of 2002 and 2003 and who reasonably expects joint income in excess of $300,000 during 2004; or

(c)	The shareholder is an entity that (i) was not formed for the specific purpose of acquiring any Securities; and (ii) has total assets in excess of $5,000,000.

☐	2. The undersigned CORPORATION: (a) was not formed for the specific purpose of acquiring any Securities; and (b) has total assets in excess of $5,000,000.

If you checked statement 1 in Section I and did not check statement 2, you must provide a letter signed by an officer of the undersigned Corporation listing the name of each shareholder and the reason (under statement 1) why such shareholder qualifies as an accredited investor (on the basis of net worth, individual income or joint income), or each shareholder must provide a completed individual Purchaser Questionnaire (pages A-1 TO A-5) or other Questionnaire acceptable to the Company.

*	For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

II. OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the CORPORATION’s purchase of the Securities will be solely for the CORPORATION’s own account and not for the account of any other person or entity;

(b)	that the CORPORATION’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)	that one of the following is true and correct (check one):

☐	(i) the CORPORATION is a corporation organized in or under the laws of the United States or a political subdivision thereof.

☐	(ii) the CORPORATION is a corporation which is neither created nor organized in or under the United States or a political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGEMENT OF THE UNDERSIGNED’S ELECTION MUST BE ATTACHED TO THIS QUESTIONNAIRE IF THIS PROVISION IS APPLICABLE).

☐	(iii) neither (i) nor (ii) above is true.

III. GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE CORPORATION)

Name:

Principal Place of Business:

(Number and Street)

                                                 (City)                                                  (State)                                                  (Zip Code)

Address for Correspondence (if different):

                    (Number and Street)

                                                 (City)                                                  (State)                                                  (Zip Code)

Telephone Number:

                                                     (Area Code)                                                      (Number)

Facsimile Number:

                                                     (Area Code)                                                      (Number)

State of Incorporation:

Date of Formation:

Taxpayer Identification Number:

Number of Shareholders:

NASD Affiliation or Association of the Corporation, if any:

If none, check here  ☐

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:

Position or Title:

IV. SIGNATURE

The Signature Page to this Questionnaire is contained on page D-5, entitled Corporation Signature Page.

CORPORATION SIGNATURE PAGE

Vsurance, Inc.

1. The undersigned CORPORATION represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify Vsurance, Inc. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION’s subscription and will promptly send written confirmation of such change to the Company.

2. The undersigned CORPORATION hereby represents and warrants that the person signing this Questionnaire on behalf of the CORPORATION has been duly authorized by all requisite action on the part of the CORPORATION to acquire the Securities and sign this Questionnaire and the Securities Purchase Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase the Securities and enter into the Securities Purchase Agreement.

Number of Shares Subscribed For	Date	, 2006

Name of Corporation
(Please Type or Print)

By:
(Signature)

Name:
(Please Type or Print)

Title:
(Please Type or Print)

Neither the securities comprising the Securities nor the securities underlying the Securities have been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered, sold or otherwise transferred, and the Securities may not be exercised, converted or exchanged to acquire the securities underlying the Securities, unless such securities are included in an effective registration statement under the Act or an opinion of counsel, concurred on by counsel to the Company, has been delivered to the effect that registration of such securities is not required.

IMPORTANT: Please Complete	Investor Name:

LIMITED LIABILITY COMPANY QUESTIONNAIRE

Vsurance, Inc.

Vsurance, Inc.

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned LIMITED LIABILITY COMPANY’s subscription to purchase the Securities of Vsurance, Inc. may be accepted.

All information contained in this questionnaire will be treated confidentially. The undersigned LIMITED LIABILITY COMPANY (“LLC”) understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned LLC understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I. PLEASE CHECK EITHER STATEMENT 1 OR 2 BELOW THAT APPLY TO THE LLC.

☐	1. Each of the members of the undersigned LLC is able to certify that such member meets at least one of the following three conditions:

(a)	The member is a natural person whose individual net worth or joint net worth with his or her spouse exceeds $1,000,000; or

(b)	The member (i) is a natural person who had individual income* in excess of $200,000 in each of 2002 and 2003 and who reasonably expects individual income in excess of $200,000 in 2004, or (ii) is a natural person who, together with his or her spouse, had joint income in excess of $300,000 in each of 2002 and 2003 and who reasonably expects joint income in excess of $300,000 during 2004; or

(c)	The member is an entity that (i) was not formed for the specific purpose of acquiring any Securities; and (ii) has total assets in excess of $5,000,000.

☐	2. The undersigned LLC: (a) was not formed for the specific purpose of acquiring any Securities; and (b) has total assets in excess of $5,000,000.

If you checked statement 1 in Section I and did not check statement 2, you must provide a letter signed by the manager of the undersigned LLC listing the name of each member and the reason (under statement 1) why such member qualifies as an accredited investor (on the basis of net worth, individual income or joint income, etc.), or each member must provide a completed individual Purchaser Questionnaire (pages A-1 TO A-5) or other questionnaire acceptable to the Company.

*	For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

II. OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the LLC’s purchase of the Securities will be solely for the LLC’s own account and not for the account of any other person or entity;

(b)	that the LLC’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)	that one of the following is true and correct (check one):

☐	(i) the LLC is a limited liability company organized in or under the laws of the United States or a political subdivision thereof.

☐	(ii) the LLC is a limited liability company which is neither created nor organized in or under the United States or a political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGEMENT OF THE UNDERSIGNED’S ELECTION MUST BE ATTACHED TO THIS QUESTIONNAIRE IF THIS PROVISION IS APPLICABLE).

☐	(iii) neither (i) nor (ii) above is true.

III. GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE LLC)

Name:

Principal Place of Business:

                                                                                                                      (Number and Street)

                        (City)                                                                      (State)                                                                      (Zip Code)

Address for Correspondence (if different):

                                                                                                                                 (Number and Street)

                        (City)                                                                      (State)                                                                      (Zip Code)

Telephone Number:

(Area Code)	(Number)

Facsimile Number:

(Area Code)	(Number)

State of Formation:

Date of Formation:

Taxpayer Identification Number:

Number of Members:

NASD Affiliation or Association of the LLC, if any:

If none, check here  ☐

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE LLC

Name:

Position or Title:

IV. SIGNATURE

The Signature Page to this Questionnaire is contained on page E-5, entitled LLC Signature Page.

LLC SIGNATURE PAGE

Vsurance, Inc.

1. The undersigned LLC represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the LLC will notify Vsurance, Inc. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned LLC’s subscription and will promptly send written confirmation of such change to the Company.

2. The undersigned LLC hereby represents and warrants that the person signing this Questionnaire on behalf of the LLC has been duly authorized by all requisite action on the part of the LLC to acquire the Securities and sign this Questionnaire and the Securities Purchase Agreement on behalf of the LLC and, further, that the undersigned LLC has all requisite authority to purchase the Securities and enter into the Securities Purchase Agreement.

, 2006
Number of Shares Subscribed For		Date

Name of LLC
(Please Type or Print)

By:
Signature

Name:
(Please Type or Print)

Title:
(Please Type or Print)

Neither the securities comprising the Securities nor the securities underlying the Securities have been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered, sold or otherwise transferred, and the Securities may not be exercised, converted or exchanged to acquire the securities underlying the Securities, unless such securities are included in an effective registration statement under the Act or an opinion of counsel, concurred on by counsel to the Company, has been delivered to the effect that registration of such securities is not required.